UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2018

NATURAL HEALTH FARM HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	000-1621697	98-1032170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Ave., Suite 1100 Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 476-8976

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2018 Natural Health Farm Holdings Inc. (the “Company”) announced the purchase of 51% of the issued and outstanding capital stock of PremaLife Pty Ltd and 60% of the issued and outstanding capital stock of GGLG Properties PTY Ltd, the property where Prema Life operates, in exchange for 304,500 shares of the Company’s common stock valued at $1,650,000 based on the share price on the closing date.. PremaLife operates under the trade name “Natural Vitality Australia..

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 3, 2018, the Company issued a press release announcing the acquisition of PremaLife Pty Ltd an Australian manufacturer of naturopathic and homeopathic products. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

 Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Registrant hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

(b)

 Pro Forma Financial Statements.

The Registrant hereby undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

(d) Exhibits

Exhibit No.	Description
10.1	Acquisition Agreement between the Company and PremaLife Pty Ltd. dated December 3, 2018.
99.1	Press Release issued December 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Natural Health Farm Holdings Inc.

Date: December 7, 2018	By:	/s/ Tee Chuen Meng
Tee Chuen Meng
Chief Executive Officer